Exhibit 99.1

ContraFect Pipeline


Program
Pathogen
Discovery
Preclinical
Phase 1
Phase 2
Phase 3
Exebacase
Staphylococcus aureus
Bacteremia, including endocarditis
Prosthetic joint infections (PJI)
CF-296
Staphylococcus aureus
Osteomyelitis and PJI
GN lysin
Pseudomonas aeruginosa
Amurins
Broad spectrum; Gram-negative ESKAPE pathogens
GN lysins
Klebsiella pneumoniae
Escherichia coli
Enterobacter cloacae
Acinetobacter baumannii
GP lysins
Streptococcus pneumoniae
Enterococcus faecalis
Group B streptococcus
Bacillus anthracis

GN – Gram-negative GP – Gram-positive

©2019 ContraFect Corporation